Supplement dated March 1, 2007 to
Madison Mosaic Equity Trust Prospectus, Foresight Fund series, dated May 1, 2006

On March 1, 2007, shareholders of the Foresight Fund (the "Fund") received notice that the Fund's secondary investment objective of "capital preservation," along with the asset allocation strategy intended to achieve such objective, will be eliminated effective May 1, 2007.